UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 19, 2002

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2800 East 13th Street, Ames, Iowa	50010
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Exhibit Index on Page 3

Item 5.  Other Events.

             This Current Report on Form 8-K is being filed for the purpose of disclosing four  press releases filed as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto and which are herein incorporated by reference in their entirety.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 19, 2002
99.2	Press Release, dated February 20, 2002
99.3	Press Release, dated March 7, 2002
99.4	Press Release, dated March 8, 2002

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: March 11, 2002	By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
Title: Vice President-Finance and Treasurer